March 15, 2023 Gloria Boyland Joins Aurora’s Board of Directors Boyland’s extensive logistics expertise set to help company as it prepares for commercial launch in 2024 PITTSBURGH--(BUSINESS WIRE)-- Aurora Innovation, Inc. (NASDAQ: AUR), a leading autonomous vehicle company, today announced it has appointed Gloria Boyland to its board of directors. Boyland has served as an advisor to the company for the last two years, and brings extensive industry experience and logistics expertise gained over more than 20 plus years as a senior executive at Fortune 50 companies. Boyland’s experience and insights are set to play a key role as the company scales operations, increases deliveries, and works closely with its shipping partners to integrate its autonomous trucking product into daily shipping operations. Boyland most recently served as the corporate vice president, operations service support and advanced technology at FedEx for almost five years. As part of her role, Boyland led teams responsible for identifying and evaluating emerging technologies, as well as led the governance and implementation of those technologies. In her more than 15 years at FedEx, Boyland held other roles as well, including serving as vice president of service experience and quality, where she focused on enterprise-wide improvement initiatives and strategic changes to improve customer experiences. Prior to FedEx, she held a variety of positions which included customer experience management, business development, and acquisition integration. Boyland also currently serves on the boards of United Natural Foods, Inc. (UNFI) and Vontier. “Aurora’s technology has the potential to make the supply chain more efficient, faster, and more flexible, creating a huge shift in our ability to ensure people have what they need when they need it,” said Boyland. “I continue to be impressed by the character of Aurora’s leadership and the way the company is developing products and building their business. I look forward to expanding my role with the company and supporting their vision as Aurora transforms the future of transportation.” “We first met Gloria through our work with FedEx and the value of her insights, technical understanding, and unique perspective were immediately apparent,” said Chris Urmson, Cofounder and CEO of Aurora. “We are incredibly fortunate to have Gloria joining our board, and I look forward to working with her as we work together to mature our commercial trucking product.” About Aurora Aurora (Nasdaq: AUR) is delivering the benefits of self-driving technology safely, quickly, and broadly to make transportation safer, increasingly accessible, and more reliable and efficient than ever before. The Aurora Driver is a self-driving system designed to operate multiple vehicle types, from freight-hauling semi-trucks to ride-hailing passenger vehicles, and underpins Aurora Horizon and Aurora Connect, its driver-as-a-service products for trucking and ride-hailing. Aurora is working with industry leaders across the transportation ecosystem, including Toyota, FedEx, Volvo Trucks, PACCAR, Uber, Uber Freight, U.S. Xpress, Werner, Covenant, Schneider, and Ryder. For Aurora’s latest news, visit aurora.tech and @aurora_inno on Twitter. Aurora Overview Aurora Press Kit Aurora Cautionary Statement Regarding Forward-Looking Statements This Press Release contains certain forward-looking statements within the meaning of the federal securities laws. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to statements regarding the value Gloria Boyland will bring as a member of Aurora’s board of directors, Aurora’s operations and the development, commercialization or market impact of Aurora’s products. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading “Risk Factors” section of Aurora’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 21, 2023, and other documents filed by Aurora from time to time with the SEC, which are accessible on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. Aurora undertakes no obligation to update forward-looking statements to reflect future events or circumstances. View source version on businesswire.com: https://www.businesswire.com/news/home/20230315005042/en/ Investor Relations: Stacy Feit ir@aurora.tech (323) 610-0847 Media: Khobi Brooklyn press@aurora.tech (415) 699-3657 Source: Aurora Innovation, Inc.